                                 FIRST AMENDMENT

               FIRST AMENDMENT, dated as of April 7, 1997 (this "AMENDMENT"), to the Credit Agreement, dated as of October 8, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Astor Corporation, a Delaware corporation (the "BORROWER"), the several lenders from time to time parties thereto (the "LENDERS") and The Chase Manhattan Bank, as administrative agent for the Lenders thereunder (in such capacity, the "ADMINISTRATIVE AGENT").


                               W I T N E S S E T H

               WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower; and

               WHEREAS, the Borrower has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

               NOW, THEREFORE, the parties hereto hereby agree as follows:

               1. DEFINED TERMS. As used herein, terms defined in this Amendment or in the Credit Agreement are used herein as so defined.

               2. AMENDMENT OF SUBSECTION 1.1 (DEFINED TERMS). As used in this Amendment, the following terms shall have the following meanings:

               "ASTOR PURCHASING CARD PROGRAM": the Chase Visa Purchasing Card Program established for the Borrower by Chase (USA), pursuant to which Chase (USA) shall issue Chase Visa Purchasing Cards to employees and other accounts of the Borrower, in an aggregate amount not to exceed $500,000 (including, without limitation, purchases made in foreign currencies and converted into U.S. dollars in accordance with the Purchasing Card Agreement) at any one time outstanding, including, principal, interest and fees and other charges payable in connection therewith.

               "CHASE (USA)":  The Chase Manhattan Bank (USA).

               "PURCHASING CARD AGREEMENT": the Chase Visa Purchasing Card Agreement, dated as of February 5, 1997, between Chase (USA) and the Borrower, relating to the Astor Purchasing Card Program.

               3. ASTOR PURCHASING CARD PROGRAM COMMITMENTS AND OUTSTANDING AMOUNTS. The parties hereto agree that of the Revolving Credit Commitment of Chase (which is as of the date

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hereof in the aggregate principal amount of $6,000,000), $500,000 shall be allocated to commitments of Chase (USA) (the "PURCHASING CARD COMMITMENTS"), under, and in the form of amounts outstanding from time to time (the "PURCHASING CARD AMOUNTS") pursuant to, the Astor Purchasing Card Program and shall be maintained and extended by Chase (USA) on the terms set forth in the Purchasing Card Agreement. Other than as set forth in this Amendment, the Purchasing Card Commitments shall be treated for all purposes (including, without limitation, with respect to the definition of Majority Lenders) as Revolving Credit Commitments of Chase (USA) and the Purchasing Card Amounts shall be treated as Revolving Credit Loans of Chase (USA) under the Credit Agreement and (i) any mandatory reduction of the Revolving Credit Commitments pursuant to subsection
4.4 of the Credit Agreement and any mandatory prepayments of the Revolving Credit Loans as a result thereof and (ii) any payments required to be made by the Borrower pursuant to the terms of the Credit Agreement (without giving effect to the Purchasing Card Agreement) upon the occurrence and during the continuance of an Event of Default, in each case shall be applied PRO RATA to the Revolving Credit Commitments and outstanding Revolving Credit Loans of each Lender (it being understood that this shall include the Purchasing Card Commitments and the Purchasing Card Amounts of Chase (USA)) in accordance with the terms of the Credit Agreement (notwithstanding any conflicting provisions of the Purchasing Card Agreement). Other than as expressly set forth in this Amendment, the terms of the Purchasing Card Agreement, including, without limitation Sections 9(b) and 9(c) thereof, shall apply to the Purchasing Card Commitments and Purchasing Card Amounts and such terms shall, with respect to such commitments and amounts, be incorporated by reference into, and treated as an amendment to, the Credit Agreement, and Chase (USA) shall be treated as a Lender with respect to such commitments and amounts. It is further understood and agreed that (i) the interest rate payable with respect to the Purchasing Card Amounts shall be as set forth in the Purchasing Card Agreement, (ii) any suspension in the Revolving Credit Commitments pursuant to the terms of the Credit Agreement, upon the occurrence of a Default or Event of Default or otherwise shall suspend the Purchasing Card Commitments of Chase (USA), (iii) no commitment fees shall be payable pursuant to subsection 4.1(a) of the Credit Agreement on the portion of the Revolving Credit Commitment constituted by the Purchasing Card Commitments, (iv) subject to paragraph 7 of this Amendment, the amounts of any optional reductions of Revolving Credit Commitments or optional prepayments of Revolving Credit Loans pursuant to subsections 4.2 or 4.3 of the Credit Agreement shall be applied last to the Purchasing Card Commitments and Purchasing Card Amounts, as the case may be and (v) at any time, the Borrowing Base then available for extensions of new Revolving Credit Loans (other than the Purchasing Card Amounts) shall be determined as if the full amount of the Purchasing Card Commitments were then outstanding.

               4. REVOLVING CREDIT COMMITMENTS AND REVOLVING CREDIT LOANS. For the purposes of the amount of Revolving Credit Loans which may be extended pursuant to Section 2 of the Credit

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Agreement (after giving effect to the allocation to Chase (USA) of $500,000 of
Revolving Credit Commitments pursuant to this Amendment and the Purchasing Card Agreement), the Revolving Credit Commitments of Chase set forth on Schedule 1.1 of the Credit Agreement on the date hereof shall be treated as $5,500,000.

               5.   MODIFICATION OF SUBSECTION 4.10.  Notwithstanding subsection
4.10 of the Credit Agreement to the contrary, neither Chase (USA) nor Chase (in its capacity as Administrative Agent or Lender) shall be obligated to share any payments with respect to the Astor Purchasing Card Program with any of the Lenders and such payments shall not be made by the Borrower PRO RATA among the Lenders.

               6. PARI PASSU ON COLLATERAL. It is understood by the parties hereto that the Purchasing Card Amounts owing to Chase (USA) shall be secured by the Collateral on a PARI PASSU basis with the other Loans outstanding from time to time under the Credit Agreement.

               7. TERMINATION OF ASTOR PURCHASING CARD PROGRAM. Unless otherwise agreed between the Borrower, Chase and Chase (USA), upon the termination of the Credit Agreement, whether upon maturity of the Loans thereunder or earlier termination thereof, the Astor Purchasing Card Program and the Purchasing Card Agreement shall terminate and all amounts payable pursuant to the Purchasing Card Agreement shall become immediately due and payable to Chase (USA). It is further agreed that upon a termination of the Astor Purchasing Card Program for a reason other than an Event of Default under the Credit Agreement or a default under the Purchasing Card Agreement, so long as all amounts then due and owing with respect to the Astor Purchasing Card Program have been paid in full to Chase (USA), the amount of Chase's Revolving Credit Commitment available for extensions of Revolving Credit Loans shall be restored to $6,000,000 (less the principal amount of any Revolving Credit Loans or Letters of Credit then outstanding and less any reductions (or plus any increases) in the Revolving Credit Commitments after the date hereof) and shall be made in accordance with the terms of the Credit Agreement as if this Amendment had not been entered into. At such time, the commitment fees payable pursuant to subsection 4.1(a) of the Credit Agreement and previously suspended pursuant to paragraph 3 above shall be reinstated.

               8. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof after giving effect to this Amendment, the Borrower hereby represents and warrants to the Lenders that:

               (a)  Each of its representations and warranties contained in
          Section 5 of the Credit Agreement or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent that such representations and warranties specifically relate

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          to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; PROVIDED that the references to the Credit Agreement therein shall be deemed to include this Amendment;

               (b) No Default or Event of Default has occurred and is continuing; and

               (c) The obligations under the Purchasing Card Agreement constitute "Senior Debt" as defined in the indenture relating to the Subordinated Notes and shall be entitled to be secured by the Collateral pursuant to the terms of the Security Documents without violating the terms of the Subordinated Notes.

               9. CONDITIONS PRECEDENT. This Amendment shall be effective upon the satisfaction of the following conditions precedent:

               (a) The Administrative Agent shall have received this Amendment duly executed and delivered by the Borrower and each of the Lenders.

               (b) The reasonable costs and expenses of the Administrative Agent in connection with this Amendment, including without limitation, legal fees and expenses, shall have been paid by the Borrower.

               (c) The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinion of Gibson, Dunn & Crutcher, counsel to the Borrower, dated the date hereof and in form and substance satisfactory to the Administrative Agent.

               (d) Chase (USA) shall have received a copy of the Purchasing Card Agreement duly executed by the Borrower and all conditions precedent to the effectiveness of the Purchasing Card Agreement shall have been satisfied and the Borrower shall be in compliance with all its agreements and obligations thereunder and all of its representations and warranties thereunder shall be true and correct.

               10. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly stated herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment of any other provision of the Credit Agreement or for any purpose except as expressly set forth herein.

               11. GOVERNING LAW; COUNTERPARTS. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

               (b)  This Amendment may be executed in any number of

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counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

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               IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   ASTOR CORPORATION


                                   By:________________________________
                                   Name:
                                   Title:


                                   THE CHASE MANHATTAN BANK, as
                                   Administrative Agent and as
                                   a Lender


                                   By:________________________________
                                      Name:
                                      Title:


                                   BHF-BANK AKTIENGESELLSCHAFT


                                   By:________________________________
                                      Name:
                                      Title:


                                   By:________________________________
                                      Name:
                                      Title:


                                   THE FIRST NATIONAL BANK OF BOSTON


                                   By:________________________________
                                      Name:
                                      Title:


                                   FIRST UNION NATIONAL BANK OF
                                   NORTH CAROLINA


                                   By:_______________________________
                                      Name:
                                      Title:

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                                                                               7

                                   HELLER FINANCIAL, INC.


                                   By:________________________________
                                      Name:
                                   Title:


                                   IBJ SCHRODER BANK & TRUST COMPANY


                                   By:________________________________
                                      Name:
                                      Title:

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The undersigned understands and agrees to the contents of this Amendment and authorizes and appoints The Chase Manhattan Bank ("CHASE") as its agent to take any and all actions on its behalf in connection with the Credit Agreement (for this purpose, not including the Purchasing Card Agreement) and agrees that any action or authorization by Chase in its capacity as a Lender under the Credit Agreement shall constitute an action or authorization by the undersigned in connection with its interests under the Credit Agreement (for this purpose, not including the Purchasing Card Agreement).


                                   THE CHASE MANHATTAN BANK (USA)


                                   By:________________________________
                                      Name:
                                      Title: